                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CytRx Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               CYTRX CORPORATION
                             154 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA 30092

                                                                    May 10, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of CytRx Corporation on Thursday, June 10, 1999, at 10:00 a.m. local time at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092.

     At this meeting, you will hear a current report on the activities of CytRx. You will also have the opportunity to meet members of the Board of Directors and the management team.

     Two items of business, which will be considered and voted upon this year, are explained in the accompanying Proxy Statement. Even if you are planning to attend, please complete the enclosed proxy card and return it in the enclosed envelope so that your shares may be voted. You will still be able to vote your shares in person if you attend the Annual Meeting.

     On behalf of the Officers and Directors, I thank you for your interest in CytRx and your confidence in its future.

                                           Sincerely,
                                           /s/ Jack J. Luchese

                                           Jack J. Luchese
                                           President and
                                           Chief Executive Officer

                               CYTRX CORPORATION
                             154 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA 30092

                     NOTICE TO THE HOLDERS OF COMMON STOCK
                       OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 10, 1999

     Notice is hereby given to the holders of the $.001 par value per share Common Stock (the "Common Stock") of CytRx Corporation (the "Company") that the Annual Meeting of Stockholders of the Company will be held at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092, on Thursday, June 10, 1999, at 10:00 a.m., local time (the "Annual Meeting"), for the following purposes:

      (i) To elect two Class II directors to serve until the 2002 Annual Meeting of Stockholders;

      (ii) To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999; and

     (iii) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Only those stockholders of record at the close of business on April 12, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The transfer books will not be closed. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

                                          By Order of the Board of Directors,
                                          /s/Mark W. Reynolds
                                          Mark W. Reynolds
                                          Secretary

May 10, 1999

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY APPOINTMENT AND VOTE IN PERSON.

                               CYTRX CORPORATION
                             154 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA 30092

                                PROXY STATEMENT

                                                                    May 10, 1999

                                  INTRODUCTION

     This Proxy Statement is furnished to holders of the $.001 par value per share Common Stock ("Common Stock") of CytRx Corporation, a Delaware corporation (the "Company" or "CytRx"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of Common Stock for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. local time at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia 30092, on Thursday, June 10, 1999, and at any adjournments thereof (the "Annual Meeting").

     At the Annual Meeting, the stockholders of the Company will vote upon the following matters: (i) a proposal to elect two Class II directors to the Company's Board of Directors; (ii) a proposal to ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999; and (iii) such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     The Company's mailing address and the location of its principal executive offices are 154 Technology Parkway, Norcross, Georgia 30092. This Proxy Statement and the accompanying Proxy are first being mailed to stockholders of the Company on or about May 10, 1999.

STOCKHOLDERS ENTITLED TO VOTE

     Only stockholders of record of the Company at the close of business on April 12, 1999 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of stockholders of record on the Record Date.

     On the Record Date, there were 7,640,854 shares of the Common Stock issued and outstanding held by approximately 1,500 stockholders of record. Holders of Common Stock are entitled to one vote per share.

QUORUM AND VOTING REQUIREMENTS

     The Bylaws provide that the holders of shares of the Common Stock entitled to cast a majority of the votes on the matters at issue at the Annual Meeting, present in person or by proxy, shall constitute a quorum. For the purpose of determining the presence of a quorum, abstentions will be counted as present, but broker non-votes will not be counted.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting will be required for approval of Proposal I to elect two Class II directors to the Company's Board of Directors. The affirmative vote of a majority of the votes cast at the Annual Meeting will be required for approval of Proposal II, to ratify Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 1999.

     With regard to the election of directors: (i) votes that are withheld will be excluded entirely from the vote and will have no effect and votes that are withheld for a particular nominee will be excluded from the vote for that nominee only; and (ii) abstentions and broker non-votes will have no effect since approval by a specified percentage of the shares present or outstanding is not required.

     Abstentions may be specified on proposals other than the election of directors. Abstentions will be considered present and entitled to vote at the meeting but will not be counted as votes cast. Therefore, abstentions will have no effect on the adoption of Proposals II. Broker non-votes are not considered entitled to vote and thus will have no effect the adoption of any of the proposals.

PROXIES

     If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED IN FAVOR OF ALL PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND, IF THE COMPANY DID NOT HAVE NOTICE ON OR BEFORE MARCH 27, 1999 OF ANY OTHER MATTERS WHICH PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF, IN THE BEST JUDGEMENT OF THE HOLDERS OF SUCH PROXIES AS TO SUCH OTHER MATTERS.

     A stockholder who has given a Proxy may revoke it at any time prior to its exercise at the Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows: CytRx Corporation, 154 Technology Parkway, Norcross, Georgia 30092, Attention: Mark W. Reynolds, Secretary.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

     Pursuant to the Company's Bylaws, the Board of Directors has set the number of directors of the Company at six and proxies cannot be voted for a greater number of persons. The Restated Certificate of Incorporation and ByLaws of the Company provide that the members of the Board of Directors shall be divided into three classes, one class to be elected at each annual meeting of stockholders and to serve for a term of three years.

CURRENT NOMINEES

     The Board of Directors has nominated the following individuals for election by the holders of Common Stock as Class II directors of the Company to serve until the Company's 2002 annual meeting of stockholders or until their successors are elected and qualified, or their earlier death, resignation or removal.

                                 Raymond C. Carnahan, Jr.
                                 Herbert H. McDade, Jr.

     The persons designated as proxies intend to vote the shares represented thereby in favor of the election to the Board of Directors of the nominees whose names appear above, unless either authority to vote for the nominees is withheld or such proxy has previously been revoked. It is believed that the nominees will be available and able to serve as directors. In the event that the nominees are unable to serve (which is not anticipated), the persons designated as proxies will cast votes for such other persons as they may select. It is anticipated that management stockholders of the Company will vote for the election of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED "FOR" THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES OF SHARES OF COMMON STOCK REPRESENTED AND ENTITLED TO VOTE IN THE ELECTION AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

CERTAIN INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth, for the nominees for election as directors, and for those persons who were elected as directors of the Company at previous annual meetings of stockholders, the names and ages of such persons, the year in which each such person was first elected a director, all positions and offices with the Company held by each such person, the business experience during at least the last five years of each such person, and any other directorships held by such person in companies that are subject to the reporting requirements of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940. None of the following persons serves as a director pursuant to any arrangement or understanding between him and any other person. For information concerning membership on Committees of the Board of Directors, see "Meetings of the Board of Directors and Committees" below. For information concerning directors' ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers" below.

                                                  CURRENT
                                       DIRECTOR    TERM          POSITIONS WITH THE COMPANY, PRINCIPAL OCCUPATIONS
NAME AND AGE                            SINCE     EXPIRES   DURING AT LEAST THE PAST FIVE YEARS, AND OTHER DIRECTORSHIPS
------------                           --------   -------   ------------------------------------------------------------
Jack L. Bowman (66)..................    1994      2000     From 1987 until his retirement at the end of 1993, Mr.
                                                              Bowman was Company Group Chairman at Johnson & Johnson
                                                              Company. From 1991 to 1993, Mr. Bowman was responsible for
                                                              Johnson & Johnson Company's diagnostic, blood glucose
                                                              monitoring, and certain over-the-counter pharmaceutical
                                                              businesses. Prior to that assignment at Johnson & Johnson, he was responsible for a major portion of Johnson &
                                                              Johnson's global pharmaceutical businesses. From 1983 to
                                                              1987, he was Executive Vice President of American Cyanamid
                                                              Company where he was responsible for the pharmaceutical,
                                                              medical device and over the counter and toiletry
                                                              businesses. Mr. Bowman has also served as President,
                                                              Lederle Laboratories Division and Executive Vice
                                                              President, CIBA-GEIGY Pharmaceutical Division. Mr. Bowman
                                                              also serves as a director of NeoRx Corporation, Targeted
                                                              Genetics, Inc., Cell Therapeutics, Inc., Cellergy
                                                              Pharmaceuticals, Inc., Osiris Therapeutics, Inc. and
                                                              Vaxcel, Inc.
Raymond C. Carnahan, Jr. (73)........    1991      1999     Mr. Carnahan has over 39 years of experience in cost
(Current Nominee)                                             controls and operational systems in a variety of indus-
                                                              tries. From 1974 until his retirement in 1991, Mr.
                                                              Carnahan served as Manager, International Cost Analysis
                                                              planning for Johnson & Johnson International. Mr. Carnahan has provided consulting services to Waterford-Wedgewood
                                                              Corporation in England and to Torf Pharmaceutical
                                                              Corporation in Poland and serves as President for the
                                                              Morristown Memorial Hospital Chaplaincy Service in
                                                              Morristown, New Jersey.
Lyle A. Hohnke (56)..................    1998      2001     Dr. Hohnke served as a director of Zynaxis, Inc. from April
                                                              1996 until its merger with Vaxcel, Inc. (a then
                                                              wholly-owned subsidiary of CytRx) in May 1997, at which
                                                              time he was elected to the Vaxcel, Inc. Board of
                                                              Directors. Since 1994, Dr. Hohnke has served as a member
                                                              of Javelin Capital Fund, LLC, a general partner of Javelin
                                                              Ventures, LP, a company engaged in venture capital
                                                              investments. From 1991 to 1994 Dr. Hohnke was General
                                                              Partner for Heart Land Seed Capital Fund. Dr. Hohnke also
                                                              serves as a director of Heska Corporation as well as a
                                                              number of privately-held companies.

                                                  CURRENT
                                       DIRECTOR    TERM          POSITIONS WITH THE COMPANY, PRINCIPAL OCCUPATIONS
NAME AND AGE                            SINCE     EXPIRES   DURING AT LEAST THE PAST FIVE YEARS, AND OTHER DIRECTORSHIPS
------------                           --------   -------   ------------------------------------------------------------
Max Link (58)........................    1996      2000     From May 1993 to June 1994, Dr. Link served as the Chief
                                                              Executive Officer of Corange U.S. Holdings, Inc. (the
                                                              holding company for Boehringer Mannheim Therapeutics,
                                                              Boehringer Mannheim Diagnostics and DePuy International).
                                                              From 1992 to 1993, Dr. Link was Chairman of Sandoz Pharma.
                                                              From 1987 to 1992, Dr. Link was the Chief Executive
                                                              Officer of Sandoz Pharma, Ltd. and a member of the
                                                              Executive Board of Sandoz, Ltd., Basel. Prior to 1987, Dr.
                                                              Link served in various capacities with the United States
                                                              operations of Sandoz, including President and Chief
                                                              Executive Officer. Dr. Link also serves as a director of
                                                              Alexion Pharmaceuticals, Inc., Human Genome Sciences,
                                                              Inc., Procept, Inc., Cell Therapeutics, Inc. and Access
                                                              Pharmaceuticals.
Jack J. Luchese (50).................    1989      2001     Mr. Luchese was named President and Chief Executive Officer of the Company in March 1989 and became Chairman of the
                                                              Board in June 1995. Prior to joining the Company, Mr.
                                                              Luchese served as Vice President and General Manager of
                                                              the Armour Pharmaceutical Corporation, and as Vice
                                                              President, Corporate Business Development and a member of
                                                              the Management Committee of Rorer Group, Inc. (now Rhone-
                                                              Poulenc Rorer). Prior to joining Rorer Group, Inc. , Mr.
                                                              Luchese was with Johnson & Johnson Company for 15 years
                                                              where he held various positions in business development,
                                                              licensing, sales, new product marketing, and finance. Mr.
                                                              Luchese also serves as a director of Vaxcel, Inc.
Herbert H. McDade, Jr. (72)..........    1990      1999     From 1989 to 1996, Mr. McDade served as Chairman, President
(Current Nominee)                                             and Chief Executive Officer of Chemex Pharmaceuticals,
                                                              Inc., and since January 1996 he has served as Chairman of
                                                              Access Pharmaceutical Co. (the successor corporation to
                                                              Chemex). From 1986 to 1989, he was Chairman and President
                                                              of Armour Pharmaceutical Corporation, a wholly-owned
                                                              subsidiary of Rorer Group, Inc. (now Rhone-Poulenc Rorer).
                                                              Prior to 1986, Mr. McDade served as Vice President of the
                                                              Revlon Corporation. Mr. McDade also serves as a director
                                                              of Vaxcel, Inc.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Board of Directors. The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of Delaware and the Bylaws of the Company. The Company has standing Audit and Compensation Committees of the Board of Directors.

     The Board of Directors held seven meetings during 1998. Each director attended at least 75% of the combined total meetings of the Board and the committees on which they served during 1998, with the exception of Dr. Hohnke, who first became a Board member in June 1998.

     Audit Committee. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The current members of the Audit Committee are Raymond C. Carnahan, Jr. (Chairman), Jack L. Bowman and Lyle A. Hohnke. The Audit Committee held one meeting during 1998.

     Compensation Committee. The Compensation Committee is authorized to review annual salaries and bonuses and has the authority to determine the recipients of options, the time or times at which options shall be granted, the exercise price of each option, and the number of shares to be issuable upon the exercise of each option. The Committee also is authorized to interpret the CytRx Corporation 1986, 1994 and 1995 Stock Option Plans and the CytRx Corporation 1998 Long-Term Incentive Plan (collectively, "the Plans"), to prescribe, amend and rescind rules and regulations relating to the Plans, to determine the term and provisions of the respective option agreements, and to make all other determinations deemed necessary or advisable for the administration of the Plans. Its current members are Herbert H. McDade, Jr. (Chairman), Raymond C. Carnahan, Jr. and Lyle A. Hohnke. The Compensation Committee held three meetings during 1998.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company receive no compensation for their services as directors or as members of committees. Non-employee directors receive a fee of (i) $3,000 for each two-day Board meeting attended, $2,000 for single-day Board meetings and $750 for Board meetings attended by teleconference and (ii) $500 for each committee meeting attended. Non-employee directors who chair a Board committee receive an additional $250 for each committee meeting attended.

     Each non-employee director receives an initial stock option grant to purchase 5,000 shares of Common Stock upon the date he or she first becomes a member of the Board. Options to purchase 2,500 shares of Common Stock are granted to each non-employee director annually. Stock option grants to directors pursuant to the Plan discussed above contain the same terms and provisions as stock option grants to employees, except that options granted to directors are considered Non-Qualified Stock Options for income tax reporting purposes. Non-employee directors who also serve as a director of one of the Company's majority-owned subsidiaries receive an initial stock option grant to purchase 5,000 shares of the subsidiary's common stock upon the date he or she first becomes a member of the subsidiary Board and an annual stock option grant to purchase 2,500 shares of the subsidiary's Common Stock.

     On April 8, 1998, each of the then non-employee directors (Mssrs. Bowman, Carnahan, Link and McDade) received a special stock option grant equivalent to 50% of their options outstanding at that date. Such options contain vesting criteria contingent upon specified price targets for CytRx's Common Stock.

     During 1998, Mr. Raymond C. Carnahan, Jr. performed certain consultation services for the Company for which he received a fee of $2,000.

BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF THE COMPANY'S COMMON STOCK; SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

     Based solely upon information made available to the Company, the following table sets forth certain information with respect to the beneficial ownership of Common Stock as of April 12, 1999 by (i) each person who is known by the Company to beneficially own more than five percent of the Common Stock; (ii) each director and nominee for director of the Company; (iii) each of the Named Executive Officers (as defined under "Executive Compensation" below); and (iv) all officers and directors as a group. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                                                               SHARES OF COMMON STOCK
                                                              -------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                           NUMBER     PERCENTAGE(1)
------------------------------------                          ---------   -------------
NAMED EXECUTIVE OFFICERS AND DIRECTORS(2):
Jack L. Bowman(3)...........................................     13,746          *%
Raymond C. Carnahan, Jr.(4).................................     12,342          *
R. Martin Emanuele(5).......................................    153,543        2.0
William B. Fleck(6).........................................    102,331        1.3
J. Michael Grindel..........................................     82,931        1.1
Max Link(7).................................................     19,582          *
Jack J. Luchese(8)..........................................  1,306,134       14.7
Herbert H. McDade, Jr.(9)...................................     20,972          *
Mark W. Reynolds(10)........................................    108,729        1.4
All executive officers and directors as a group (10
  persons)(11)..............................................  1,821,976       19.5

OTHER 5% STOCKHOLDERS:
Robert L. Hunter, Jr........................................    517,428        6.8
  University of Texas Medical School
  Department of Pathology
  6431 Fannin MSB2136
  Houston, Texas 77030

---------------

   * Less than 1%.
 (1) Based on 7,640,854 shares of Common Stock outstanding on April 12, 1999.
 (2) The business address of all such persons is: c/o CytRx Corporation, 154 Technology Parkway, Norcross, Georgia 30092.
 (3) Includes options to purchase 13,021 shares of Common Stock exercisable within 60 days.
 (4) Includes options to purchase 12,092 shares of Common Stock exercisable within 60 days.
 (5) Includes options to purchase 136,097 shares of Common Stock exercisable within 60 days.
 (6) Includes options to purchase 87,495 shares of Common Stock exercisable within 60 days.
 (7) Includes options to purchase 2,041 shares of Common Stock exercisable within 60 days.
 (8) Includes warrants to purchase 1,238,677 shares of Common Stock exercisable within 60 days.
 (9) Includes options to purchase 19,972 shares of Common Stock exercisable within 60 days.
(10) Includes options to purchase 92,084 shares of Common Stock exercisable within 60 days.
(11) Includes options and warrants to purchase 1,680,645 shares of Common Stock exercisable within 60 days.

EXECUTIVE OFFICERS OF THE COMPANY

     Except for Jack J. Luchese, discussed above under "Certain Information Concerning Nominee and Continuing Directors", the following table sets forth the names of the executive officers of the Company, their ages, their positions with the Company and their principal occupations and employers for at least the last five years. For information concerning executive officers' ownership of Common Stock, see "Beneficial Owners of

More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers."

                                                  POSITIONS WITH THE COMPANY AND PRINCIPAL OCCUPATIONS
NAME                                        AGE           DURING AT LEAST THE PAST FIVE YEARS
----                                        ---   ----------------------------------------------------
R. Martin Emanuele, Ph.D..................  44    Dr. Emanuele joined CytRx in 1988 as the project
                                                    director for the Company's RheothRx(R) project (now
                                                    FLOCOR(TM)). Dr. Emanuele assumed the duties of
                                                    Vice President, Preclinical Development in June
                                                    1990 and became Vice President, Research and
                                                    Business Development in October 1997. Before
                                                    joining CytRx in 1988, he worked as a clinical
                                                    research scientist at DuPont Critical Care and as
                                                    a visiting scientist at Institute Choay.
William B. Fleck..........................  41    Mr. Fleck joined CytRx in April 1993 as Vice
                                                    President, Human Resources. From 1992 to 1993 Mr.
                                                    Fleck served as Director, Human Resources and
                                                    Training for Central Health Services (CHS). During
                                                    1991, he was Director, Human Resources for
                                                    Knowledgeware, Inc. Prior to joining
                                                    Knowledgeware, Mr. Fleck held senior human re-
                                                    sources management positions with MCI
                                                    Communications from 1989 to 1991 and Harris/3M
                                                    from 1984 to 1989.
J. Michael Grindel, Ph.D..................  52    Dr. Grindel joined CytRx in October 1997 as Vice
                                                    President, Drug Development. From 1994 to 1997 Dr.
                                                    Grindel served as Vice President, Preclinical
                                                    Development for Hybridon, Inc. in Cambridge, MA.
                                                    From 1989 to 1994 Dr. Grindel was Vice President
                                                    for Project Planning and Management at the R. W.
                                                    Johnson Pharmaceutical Research Institute (a
                                                    subsidiary of Johnson & Johnson) in Raritan, NJ.
                                                    Prior to that Dr. Grindel served in various
                                                    research and development management positions with
                                                    McNeil Pharmaceutical from 1976 to 1989 and the
                                                    Walter Reed Army Institute of Research from 1973
                                                    to 1976.
Mark W. Reynolds..........................  37    Mr. Reynolds joined CytRx in 1988 as Controller,
                                                    becoming Chief Financial Officer and Corporate
                                                    Secretary in 1996. Prior to joining CytRx, Mr.
                                                    Reynolds was employed as a certified public
                                                    accountant with Arthur Andersen LLP in Atlanta,
                                                    Georgia.

EXECUTIVE COMPENSATION

     The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 31, 1996, 1997 and 1998 for
(i) the President and Chief Executive Officer of the Company; and (ii) each of the four other most highly compensated executive officers of the Company whose total salary and bonus exceeded $100,000 (determined as of December 31, 1998 and collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                          ------------
                                                   ANNUAL COMPENSATION     SECURITIES
                                                   --------------------    UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)
---------------------------                 ----   ---------   --------   ------------   ---------------
Jack J. Luchese...........................  1998   $334,250    $37,500     1,382,427(1)      $ 5,000(2)
  President and Chief Executive Officer     1997    321,000     75,000        50,000           4,750(2)
                                            1996    307,000     80,000       200,000           4,750(2)
R. Martin Emanuele........................  1998   $170,850    $15,000       154,098(1)      $ 5,000(2)
  Vice President, Research & Business       1997    167,500      7,500         5,000           4,750(2)
  Development                               1996    162,500     15,000         5,000           4,750(2)
William B. Fleck..........................  1998   $ 84,375    $40,000       112,162(1)      $ 5,000(2)
  Vice President, Human Resources           1997    120,000     50,000         7,500           4,750(2)
                                            1996    113,500         --        20,000           4,750(2)
J. Michael Grindel(4).....................  1998   $195,000    $20,000       173,000(1)      $81,172(3)
  Vice President, Drug Development          1997     40,000     20,000       100,000           1,200(2)
                                            1996         --         --            --              --
Mark W. Reynolds..........................  1998   $101,000    $25,000       118,418(1)      $ 5,000(2)
  Chief Financial Officer and Secretary     1997     94,000     12,500         7,500           4,750(2)
                                            1996     82,333     25,000        25,000           4,750(2)

---------------

(1) Includes shares underlying previously issued options and warrants which were repriced (see "Ten-Year Option Repricings").
(2) Represents matching contributions by the Company under the Company's 401(k) Profit Sharing Plan.
(3) Amount shown includes $5,000 in matching contributions by the Company under the Company's 401(k) Profit-Sharing Plan and $76,172 in costs associated with the officer's relocation.
(4) Dr. Grindel joined the Company in October 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table summarizes the stock options and warrants granted during the fiscal year ended December 31, 1998 to each of the Company's executive officers named in the Summary Compensation Table above.

                                                                                       POTENTIAL REALIZED VALUE AT
                              NUMBER OF      % OF TOTAL                                  ASSUMED ANNUAL RATES OF
                              SECURITIES      OPTIONS                                    STOCK PRICE APPRECIATION
                              UNDERLYING     GRANTED TO     EXERCISE OR                     FOR OPTION TERM($)
                               OPTIONS       EMPLOYEES      BASE PRICE    EXPIRATION   ----------------------------
NAME                          GRANTED(#)   IN FISCAL YEAR    ($/SHARE)       DATE          5%              10%
----                          ----------   --------------   -----------   ----------   -----------    -------------
Jack J. Luchese.............   450,000(1)      22.2%          $2.9375        4/8/08     $831,320       $2,106,728
                                50,000(3)        2.5           1.00          6/6/07       27,566           67,897
                               200,000(3)        9.9           1.00         3/26/06       95,491          228,718
                               100,000(3)        4.9           1.00        12/31/04       34,010           77,156
                                32,427(3)        1.6           1.00         3/24/03        8,959           19,797
                                50,000(3)        2.5           1.00         2/22/01        7,881           16,550
                               500,000(3)       24.7           1.00        12/31/04      170,048          385,781
R. Martin Emanuele..........    13,000(2)        0.6           1.00         12/3/08        8,176           20,719
                                50,000(1)        2.5           2.9375        4/8/08       92,369          234,081
                                 5,000(3)        0.2           1.00         12/3/07        2,757            6,790
                                 5,000(3)        0.2           1.00         12/5/06        2,387            5,718
                                 3,750(3)        0.2           1.00         12/8/05        1,527            3,558
                                18,333(3)        0.9           1.00         3/14/05        7,464           17,393
                                13,125(3)        0.6           1.00         3/30/05        5,343           12,452
                                 6,250(3)        0.3           1.00         12/8/04        2,126            4,822
                                 2,297(3)        0.1           1.00        11/29/03          635            1,402
                                 1,303(3)        0.1           1.00         3/31/03          360              795
                                 1,665(3)        0.1           1.00        11/30/02          359              773
                                 4,375(3)        0.2           1.00        11/14/01          690            1,448
                                18,750(3)        0.9           1.00         5/29/01        2,955            6,206
                                 3,750(3)        0.2           1.00         12/7/00          384              788
                                 2,500(3)        0.1           1.00        10/31/00          256              525
                                 3,750(3)        0.2           1.00         4/28/00          384              788
                                 1,250(3)        0.1           1.00          2/2/00          128              263
William B. Fleck............    13,000(2)        0.6           1.00         12/3/08        8,176           20,719
                                50,000(1)        2.5           2.9375        4/8/08       92,369          234,081
                                 7,500(3)        0.4           1.00         12/3/07        4,135           10,185
                                20,000(3)        1.0           1.00         12/5/06        9,549           22,872
                                 3,750(3)        0.2           1.00         12/8/05        1,527            3,558
                                 3,750(3)        0.2           1.00         12/8/04        1,275            2,893
                                 2,297(3)        0.1           1.00        11/29/03          635            1,402
                                 1,656(3)        0.1           1.00         7/22/03          458            1,011
                                10,209(3)        0.5           1.00         4/16/03        2,821            6,233

                                                                                       POTENTIAL REALIZED VALUE AT
                              NUMBER OF      % OF TOTAL                                  ASSUMED ANNUAL RATES OF
                              SECURITIES      OPTIONS                                    STOCK PRICE APPRECIATION
                              UNDERLYING     GRANTED TO     EXERCISE OR                     FOR OPTION TERM($)
                               OPTIONS       EMPLOYEES      BASE PRICE    EXPIRATION   ----------------------------
NAME                          GRANTED(#)   IN FISCAL YEAR    ($/SHARE)       DATE          5%              10%
----                          ----------   --------------   -----------   ----------   -----------    -------------
J. Michael Grindel..........    13,000(2)        0.6           1.00         12/3/08        8,176           20,719
                                60,000(1)        3.0           2.9375        4/8/08      110,843          280,897
                               100,000(3)        4.9           1.00        10/20/07       55,133          135,795
Mark W. Reynolds............    13,000(2)        0.6           1.00         12/3/08        8,176           20,719
                                50,000(1)        2.5           2.9375        4/8/08       92,369          234,081
                                 7,500(3)        0.4           1.00         12/3/07        4,135           10,185
                                20,000(3)        1.0           1.00         12/5/06        9,549           22,872
                                 5,000(3)        0.2           1.00         11/1/06        2,387            5,718
                                 1,875(3)        0.1           1.00         12/8/05          763            1,779
                                 6,667(3)        0.3           1.00         3/14/05        2,715            6,326
                                 1,875(3)        0.1           1.00         12/8/04          638            1,447
                                   460(3)        0.0           1.00        11/29/03          127              281
                                   666(3)        0.0           1.00        11/30/02          144              309
                                 2,625(3)        0.1           1.00        11/14/01          414              869
                                 3,750(3)        0.2           1.00         7/15/01          591            1,241
                                 2,500(3)        0.1           1.00         12/7/00          256              525
                                 2,500(3)        0.1           1.00        10/31/00          256              525

---------------

(1) These options vest upon the achievement of specified price targets of the Company's Common Stock and are exercisable for ten years from the date of grant. Exercise price is based on the market price of CytRx Common Stock as of the date of grant. These options were subsequently repriced to $1.00 on September 15, 1999.
(2) These options vest in equal annual installations over a three year period and are exercisable for ten years from the date of grant. Exercise price is based on the market price of CytRx Common Stock as of the date of grant.
(3) These are previously issued options which were repriced on September 15, 1998 (see "Ten Year Option Repricings").

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND OPTION VALUE AT DECEMBER 31,
                                      1998

     The following table sets forth the number and total value of unexercised in-the-money options at December 31, 1998 for each of the executive officers of the Company named in the Summary Compensation Table above, using the price per share of the Common Stock of $.96875 on December 31, 1998. No stock options were exercised during 1998 by any of the Company's Named Executive Officers.

                                                      NUMBER OF SECURITIES
                                                           UNDERLYING               VALUE OF UNEXERCISED
                                                       UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                     AT DECEMBER 31, 1998(#)       AT DECEMBER 31, 1998($)
                                                   ---------------------------   ---------------------------
NAME                                               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                               -----------   -------------   -----------   -------------
Jack J. Luchese..................................    782,427        600,000       $     --       $     --
R. Martin Emanuele...............................     86,097         68,001             --             --
William B. Fleck.................................     37,495         74,667             --             --
J. Michael Grindel...............................     17,500        155,500             --             --
Mark W. Reynolds.................................     42,084         76,334             --             --

                           TEN YEAR OPTION REPRICINGS

     On September 15, 1998, CytRx's Board of Directors approved a stock option repricing plan whereby all options held by current employees were repriced, based on the market price of the Company's Common Stock on the date of Board approval ($1.00). No option terms were extended in connection with the repricing. The following table sets forth certain information with respect to adjustments to the exercise price of stock options previously awarded to any executive officers during the last ten fiscal years.

                                                                                                      LENGTH OF
                                                                                                       ORIGINAL
                                            NUMBER OF                                                   OPTION
                                            SHARES OF       MARKET PRICE     EXERCISE                    TERM
                                         STOCK UNDERLYING   OF STOCK AT    PRICE AT TIME     NEW      REMAINING
                                             OPTIONS          TIME OF           OF         EXERCISE   AT DATE OF
NAME                            DATE       REPRICED(#)      REPRICING($)   REPRICING($)    PRICE($)   REPRICING
----                           -------   ----------------   ------------   -------------   --------   ----------
Jack J. Luchese..............  9/15/98        450,000         $   1.00         $2.94        $ 1.00     9.6 yrs
President and Chief            9/15/98         50,000             1.00          4.13          1.00     8.7 yrs
Executive Officer              9/15/98        200,000             1.00          3.69          1.00     7.5 yrs
                               9/15/98        100,000             1.00          7.00          1.00     6.3 yrs
                               9/15/98         32,427             1.00          7.00          1.00     4.5 yrs
                               9/15/98         50,000             1.00          4.50          1.00     2.4 yrs
                                1/1/95        500,000             1.00          4.50          1.00     6.3 yrs
                                1/1/95         32,427             5.25         17.00          7.00     8.2 yrs
                                1/1/95         75,000             5.25         16.00          7.00     9.5 yrs
R. Martin Emanuele...........  9/15/98         50,000             1.00          2.94          1.00     9.6 yrs
Vice President,                9/15/98          5,000             1.00          4.06          1.00     9.2 yrs
Research and Business
Development                    9/15/98          5,000             1.00          3.63          1.00     8.2 yrs
                               9/15/98          3,750             1.00          4.00          1.00     7.2 yrs
                               9/15/98         12,500             1.00          2.75          1.00     6.5 yrs
                               9/15/98          2,500             1.00          3.75          1.00     6.5 yrs
                               9/15/98            833             1.00          4.52          1.00     6.5 yrs
                               9/15/98          2,500             1.00          4.52          1.00     6.5 yrs
                               9/15/98         13,125             1.00          7.00          1.00     6.5 yrs
                               9/15/98          6,250             1.00          7.00          1.00     6.2 yrs
                               9/15/98          2,297             1.00          7.00          1.00     5.2 yrs
                               9/15/98          1,303             1.00          7.00          1.00     4.5 yrs
                               9/15/98          1,665             1.00          7.00          1.00     4.2 yrs
                               9/15/98          4,375             1.00          7.00          1.00     3.2 yrs
                               9/15/98         18,750             1.00          7.00          1.00     2.7 yrs
                               9/15/98          3,750             1.00          4.00          1.00     2.2 yrs
                               9/15/98          2,500             1.00          4.13          1.00     2.1 yrs
                               9/15/98          3,750             1.00          7.00          1.00     1.6 yrs
                               9/15/95          1,250             1.00          7.00          1.00     1.4 yrs
                                1/1/95          1,250             5.25          9.50          7.00     5.1 yrs
                                1/1/95          3,750             5.25         11.63          7.00     5.3 yrs
                                1/1/95         18,750             5.25          7.88          7.00     6.4 yrs
                                1/1/95          4,375             5.25         17.50          7.00     6.9 yrs
                                1/1/95          1,665             5.25         23.00          7.00     7.9 yrs
                                1/1/95          1,303             5.25         17.63          7.00     8.2 yrs
                                1/1/95          2,297             5.25         20.00          7.00     8.9 yrs
William B. Fleck.............  9/15/98         50,000             1.00          2.94          1.00     9.6 yrs
Vice President,                9/15/98          7,500             1.00          4.06          1.00     9.2 yrs
Human Resources                9/15/98         20,000             1.00          3.63          1.00     8.2 yrs
                               9/15/98          3,750             1.00          4.00          1.00     7.2 yrs

                                                                                                      LENGTH OF
                                                                                                       ORIGINAL
                                            NUMBER OF                                                   OPTION
                                            SHARES OF       MARKET PRICE     EXERCISE                    TERM
                                         STOCK UNDERLYING   OF STOCK AT    PRICE AT TIME     NEW      REMAINING
                                             OPTIONS          TIME OF           OF         EXERCISE   AT DATE OF
NAME                            DATE       REPRICED(#)      REPRICING($)   REPRICING($)    PRICE($)   REPRICING
----                           -------   ----------------   ------------   -------------   --------   ----------
                               9/15/98          3,750             1.00          7.00          1.00     6.2 yrs
William B. Fleck (continued)   9/15/98          2,297             1.00          7.00          1.00     5.2 yrs
                               9/15/98          1,656             1.00          7.00          1.00     4.9 yrs
                               9/15/98         10,209             1.00          7.00          1.00     4.6 yrs
                                1/1/95         10,209             5.25         15.00          7.00     8.3 yrs
                                1/1/95          1,656             5.25         18.50          7.00     8.6 yrs
                                1/1/95          2,297             5.25         20.00          7.00     8.9 yrs
J. Michael Grindel...........  9/15/98          6,000             1.00          2.94          1.00     9.6 yrs
Vice President, Drug
Development                    9/15/98        100,000             1.00          4.81          1.00     9.1 yrs
Mark W. Reynolds.............  9/15/98         50,000             1.00          2.94          1.00     9.6 yrs
Chief Financial Officer        9/15/98          7,500             1.00          4.06          1.00     9.2 yrs
and Secretary                  9/15/98         20,000             1.00          3.63          1.00     8.2 yrs
                               9/15/98          5,000             1.00          4.00          1.00     8.1 yrs
                               9/15/98          1,875             1.00          4.00          1.00     7.2 yrs
                               9/15/98          3,750             1.00          7.00          1.00     6.5 yrs
                               9/15/98          1,250             1.00          7.00          1.00     6.5 yrs
                               9/15/98          1,667             1.00          4.52          1.00     6.5 yrs
                               9/15/98          1,875             1.00          7.00          1.00     6.2 yrs
                               9/15/98            460             1.00          7.00          1.00     5.2 yrs
                               9/15/98            666             1.00          7.00          1.00     4.2 yrs
                               9/15/98          2,625             1.00          7.00          1.00     3.2 yrs
                               9/15/98          3,750             1.00          6.75          1.00     2.8 yrs
                               9/15/98          2,500             1.00          4.00          1.00     2.2 yrs
                               9/15/98          2,500             1.00          4.13          1.00     2.1 yrs
                                1/1/95          1,250             5.25          9.50          7.00      .1 yrs
                                1/1/95          3,750             5.25         11.63          7.00      .3 yrs
                                1/1/95          3,750             5.25         17.50          7.00     6.9 yrs
                                1/1/95          1,250             5.25         23.00          7.00     7.9 yrs
                                1/1/95            750             5.25         20.00          7.00     8.9 yrs

EMPLOYMENT AGREEMENT

     Jack J. Luchese was named President and Chief Executive Officer of the Company in March 1989. Under his current employment agreement (the "Agreement") which terminates on December 31, 1999, Mr. Luchese is paid an annual base salary of $295,000 (effective January 1, 1995), adjusted annually in proportion to the average annual merit increases for all other employees. During 1998, Mr. Luchese's base salary in accordance with this formula was $334,250. In addition to his annual base salary, Mr. Luchese is eligible to receive cash bonuses with respect to each calendar year during the term of the Agreement as determined from time to time by the Board of Directors of the Company in its sole discretion. The Agreement also contains confidentiality and noncompetition provisions.

     The Agreement grants Mr. Luchese warrants to purchase an aggregate of 682,427 shares of CytRx Common Stock (the "Warrants") subject to the exercise requirements set forth in the agreement. Warrants to purchase 50,000 shares at $4.50 per share expire on February 22, 2001. Warrants to purchase 32,427 shares at $7.00 per share expire on March 24, 2003. Warrants to purchase 100,000 shares at $7.00 per share expire on December 31, 2004. Warrants to purchase 500,000 shares at $4.50 per share expire on December 31, 2004. In March 1996, Mr. Luchese was granted additional warrants to purchase an aggregate of 200,000 shares at $3.69 per share (the "1996 Warrants") and in June 1997, he was granted warrants to purchase an aggregate of 50,000 shares at $4.13 per share (the "1997 Warrants"). The 1996 Warrants vest upon the achievement of certain corporate financing milestones as set forth in the agreement. The 1997 Warrants vest at the rate of 6,250 shares at the end of each calendar quarter from March 31, 1999 until December 31, 1999, as to 25,000 warrants, with the remaining 25,000 warrants to vest upon the achievement of price targets for the Common Stock as specified in the agreement. In April 1998, Mr. Luchese was granted additional warrants to purchase an aggregate of 450,000 shares at $2.9375 per share (the "1998 Warrants"), which vest upon the achievement of specified price targets of the Company's Common Stock. As of April 12, 1999, 1,238,677 of the total 1,382,427 warrants are vested. All of the Warrants that have vested on the termination of the Agreement may be exercised by Mr. Luchese at any time until the expiration of the Warrants. On September 15, 1998, the exercise prices of all of Mr. Luchese's outstanding warrants were adjusted to $1.00 (see "Ten-Year Option Repricings").

     The shares of stock that may be acquired upon exercise of warrants held by Mr. Luchese have been or will be registered by the Company under the Securities Act of 1933, as amended. The warrants contain certain anti-dilution provisions and provide for accelerated vesting in the event that Mr. Luchese's employment is terminated by the Board of Directors without cause, in the event of his death or disability or in the event of a change of control.

     In April 1997, the Company amended the Agreement in order to delete the provisions relating to a change in control of the Company. In consideration of that amendment, the Company has entered into a separate Change in Control Agreement (the "Change in Control Agreement") with Mr. Luchese. The Change in Control Agreement will become effective if and when a Change in Control (as defined in the Change of Control Agreement) occurs during the three-year period following the date of the Change in Control Agreement or during any of the one-year annual renewal periods (the "Change of Control Period"), or if Mr. Luchese's employment is terminated in connection with or in anticipation of a Change of Control (in either case, the "Effective Date").

     Mr. Luchese's employment period under the Change in Control Agreement begins on the Effective Date and continues for two years. During the employment period, Mr. Luchese's position, authority, duties and responsibilities will be at least commensurate in all material respects with those held by him during the 120-day period prior to the Change in Control and he will receive (i) a monthly base salary equal to or greater than the highest monthly base salary paid to him by the Company during the previous year; (ii) an annual cash bonus at least equal to the highest bonus paid to him in any of the three fiscal years prior to the Effective Date, and (iii) the ability to participate in all incentive, savings, welfare benefit, fringe benefit and retirement plans of the Company.

     If Mr. Luchese's employment terminates during the employment period he will receive certain severance benefits under the Change in Control Agreement. If his employment terminates by reason of his death or disability, he will receive certain obligations accrued through the date of termination (e.g., salary prorata bonus, deferred compensation and vacation pay) plus the normal death and disability benefits, if any, to which he is otherwise entitled, including those under the Agreement. If he is terminated by the Company for cause (as defined), or if he voluntarily resigns without good reason (as defined) other than during the 30-day period beginning on the first anniversary of the Effective Date, he will receive only his accrued benefits through the termination date and any previously-deferred benefits, plus any other post-termination benefits, if any, to which he is otherwise entitled, including those under the Agreement. If he
(i) is terminated by the Company without cause, (ii) resigns voluntarily with good reason, or (iii) resigns for any reason during the 30-day period beginning on the first anniversary of the Effective Date, he will receive a lump sum cash payment equal to: (a) his base salary through the date of termination, (b) a prorata bonus for the year of termination, based upon his actual bonus earned in the prior year ("Most Recent Bonus"), (c) an amount equal to two times the sum of his base salary and Most Recent Bonus, and (d) any unpaid deferred compensation and vacation pay. In addition, Mr. Luchese would be entitled to continued employee welfare benefits for two years after the date of termination, and a lump sum payment equal to the actuarial value of the service and compensation credit under the Company's qualified and supplemental retirement plans that he would have received had he remained employed for two years after the date of his termination. Mr. Luchese will be required to repay to the Company, with interest, the lump-sum benefit equal to two times the sum of his base salary and Most Recent Bonus if, during the two-year employment period, he violates a certain non-competition covenant in the Change in Control Agreement.

     If the total payments to Mr. Luchese under the Change in Control Agreement and from any other source would result in the imposition of an excise tax under
Section 4999 of the Code, the payments will be reduced to the extent necessary to avoid the imposition of such excise tax, but only if such reduction would result in a net after-tax benefit to Mr. Luchese. The Change in Control Agreement further provides that Mr. Luchese has no obligation to mitigate severance payments, the Company will reimburse Mr. Luchese for all legal fees incurred in enforcing or contesting the Change in Control Agreement, and Mr. Luchese will hold for the benefit of the Company all confidential information concerning the Company obtained over the course of this employment. The Company will require its successors to expressly assume its obligations under the Change in Control Agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 (the "1933 Act") or under the Securities an Exchange Act of 1934 (the "1934 Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under either the 1933 Act or the 1934 Act.

     The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation practices of the Company, establishes the compensation plans and specific compensation levels for executive officers and administers the Company's stock option plans.

     The Committee believes that the Chief Executive Officer's compensation should be influenced by Company performance, although "performance" for a company engaged in pharmaceutical research and development does not necessarily correlate to profits. The Committee considers "performance" to include achievement of product development targets and milestones, effective fund-raising efforts, and effective management of personnel and capital resources, among other criteria. The Committee also reviews the Chief Executive Officer's compensation in light of the level of similar executive compensation arrangements within the biopharmaceutical industry.

     The specific terms of Mr. Luchese's employment agreement are discussed under "Employment Agreement". Under his employment agreement, Mr. Luchese is eligible for an annual salary increase based upon the overall company average merit increases. Mr. Luchese is also eligible to be considered for an annual cash bonus, which is solely at the discretion of the Committee based upon such factors as the Committee deems appropriate. Mr. Luchese's performance period for purposes of this report is January 1, 1997 through December 31, 1998. Based on its assessment of Mr. Luchese's effectiveness in attaining corporate objectives, the Committee awarded Mr. Luchese a cash bonus of $65,750 for 1998 (paid in January 1999) or 20% of base salary.

     The Committee also believes that stock options should be granted to the Chief Executive Officer, as well as to other executives, primarily based on the executive's ability to influence the Company's long-term growth and profitability. As such, over the course of his employment, Mr. Luchese has been granted warrants to purchase an aggregate of 1,382,427 shares of CytRx Common Stock. These warrants include a combination of tenure-based vesting as well as vesting upon the achievement of corporate objectives. The Committee believes that this arrangement provides Mr. Luchese with the greatest incentive to accelerate achievement of corporate objectives and thereby enhance long-term shareholder value.

     The Committee has adopted similar practices with respect to compensation of other executive officers of the Company. In establishing base salaries and cash bonuses for executive officers, the Committee considers relative company performance, the individual's past performance and future potential, and compensation for persons holding similarly responsible positions at other companies in the pharmaceutical and biotechnology industries. The relative importance of these factors varies depending upon the individual's responsibilities; all facts are considered in establishing both base salaries and cash bonuses. When making comparison to other companies, the Committee generally considers those companies included in the Nasdaq Pharmaceutical Index (see "Company Performance").

     The Committee, in conjunction with the Chief Executive Officer, has also established a model composed of salary categories with specified percentages to be applied to the overall level of employees' salaries (including executive officers) to provide a guideline for annual cash bonuses and the number of stock options to be granted. This model is used only as a guideline, as some subjectivity must be applied in evaluating each individual's performance. As with the Chief Executive Officer, the number of options granted is determined by the evaluation of the Executive's ability to influence the Company's long-term growth and profitability. The Committee also considers the aggregate number of options granted in past years. All options are granted at the current market price. Because the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for executives to create value for stockholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.

     Stock Option Repricing. The Company uses stock options in its compensation program to provide the incentive and motivation for employees to work harder, to retain valuable employees and to align the interests of employees and stockholders. As the Company's stock price falls below the employee's stock option exercise price, the options may lose their motivational and retentive value. This situation occurred at CytRx during 1997 and 1998. In order to restore the motivational and retentive value of existing employee stock options, on April 8, 1998 the Committee approved a stock option repricing program whereby all outstanding options held by current employees, excluding executive officers and directors, were repriced to $2.9375, the market value of the Company's Common Stock at that date. On September 15, 1998, the Committee approved another repricing program whereby all outstanding options held by current employees, including executive officers and directors, were repriced to $1.00, the market value of the Company's Common Stock at that date.

     For 1998, the Committee considered Section 162(m), which limits tax deductions of public companies on compensation to certain executive officers in excess of $1 million dollars, along with other factors in determining executive compensation. The committee will continue to consider the effect of Section 162
(m) on its compensation decisions, but has no formal policy to structure executive compensation so that it complies with the requirements of Section 162(m).

                                          Respectfully submitted,

                                          Compensation Committee:
                                          Raymond C. Carnahan, Jr.
                                          Lyle A. Hohnke
                                          Herbert H. McDade, Jr.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. There are no "interlocks," as defined by the Securities and Exchange Commission, with respect to any member of the Compensation Committee. From January 1 to June 10, 1998, the Compensation Committee consisted of Messrs. Carnahan, Link and McDade. Since June 10, 1998, the Compensation Committee has consisted of Messrs. Carnahan, Hohnke and McDade.

STOCKHOLDER RETURN COMPARISON

     The following line graph presentation compares cumulative total stockholder returns of the Company with the Nasdaq Stock Market Index and the Nasdaq Pharmaceutical Index (the "Peer Index") for the five year period from December 31, 1993 to December 31, 1998. The graph and table assume that $100 was invested in each of the Company's Common Stock, the Nasdaq Stock Market Index and the Peer Index on December 31, 1993, and that all dividends were reinvested. This data was furnished by the Center for Research in Security Prices, The University of Chicago.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

                                                                       THE NASDAQ
               MEASUREMENT PERIOD                      CYTRX             STOCK
             (FISCAL YEAR COVERED)                  CORPORATION          MARKET          PEER INDEX
1993                                                           100               100               100
1994                                                            21                98                75
1995                                                            18               138               138
1996                                                            14               170               138
1997                                                            12               209               143
1998                                                             4               293               183

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the registrant. Directors, executive officers and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the registrant with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1998 all
Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with by such persons.

                                  PROPOSAL II
                            RATIFICATION OF AUDITORS

     The Company's Board of Directors has selected Ernst & Young LLP to conduct the annual audit of the financial statements of the Company for the fiscal year ending December 31, 1999. Ernst & Young LLP has no financial interest, direct or indirect, in the Company, and does not have any connection with the Company except in its professional capacity as an independent auditor.

     The ratification by the holders of Common Stock of the selection of Ernst & Young LLP as independent auditors is not required by law or by the Bylaws of the Company. The Board of Directors, consistent with the practice of many publicly held corporations, is nevertheless submitting this selection to the holders of Common Stock. If this selection is not ratified at the Annual Meeting, the Board of Directors intends to reconsider its selection of independent auditors for the fiscal year ending December 31, 1999.

     The Audit Committee, which is composed of directors who are not employees of the Company, approves in advance all material non-audit services to be provided by Ernst & Young LLP and believes that these services have no effect on audit independence.

     Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999. IF A CHOICE IS SPECIFIED ON THE PROXY BY THE STOCKHOLDER, THE SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE PROPOSAL. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST IS REQUIRED FOR APPROVAL OF PROPOSAL III.

                             STOCKHOLDER PROPOSALS

     Any proposal which a Company stockholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 at the next annual meeting of stockholders to be held in 2000 must be received by the Company on or before January 12, 2000. Notice of stockholder proposals submitted outside of Rule 14a-8 of the Securities Exchange Act of 1934 will be considered untimely if received by the Company after April 1, 2000. Only proper proposals which are timely received will be included in the Proxy Statement and Proxy.

                                 OTHER MATTERS

EXPENSES OF SOLICITATION

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company, personally, by telephone or by telegraph. The Company has engaged Beacon Hill Partners, Inc. to distribute proxy materials to brokers and banks for distribution to beneficial owners of the Company's Common Stock and to solicit proxies from brokerage firms, banks and institutional holders of shares. Beacon Hill Partners, Inc. will be paid a fee of $2,000 plus reimbursement of expenses for its services.

MISCELLANEOUS

     Management does not know of any matters to be brought before the Annual Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Annual Meeting, the persons designated as proxies will vote in accordance with their best judgment on such matters.

AVAILABILITY OF ANNUAL REPORT

     ACCOMPANYING THIS PROXY STATEMENT IS A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1998. IN ADDITION, COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE WITHOUT CHARGE, EXCEPT FOR EXHIBITS. STOCKHOLDERS WHO WOULD LIKE ADDITIONAL COPIES OF THE ANNUAL REPORT OR THE COMPANY'S FORM 10-K SHOULD DIRECT THEIR REQUESTS IN WRITING TO: CYTRX CORPORATION, 154 TECHNOLOGY PARKWAY, NORCROSS, GEORGIA 30092, ATTENTION: MARK W. REYNOLDS.

                                          By Order of the Board of Directors
                                          /s/ Mark W. Reynolds
                                          Mark W. Reynolds
                                          Secretary

May 10, 1999

PROXY

                               CYTRX CORPORATION
                             154 TECHNOLOGY PARKWAY
                            NORCROSS, GEORGIA 30092
                         ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of CytRx Corporation (the "Company"), Norcross, Georgia, hereby constitutes and appoints Jack J. Luchese and Mark W. Reynolds or either one of them, each with full power of substitution, to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Hilton Hotel at Peachtree Corners, 5993 Peachtree Industrial Boulevard, Norcross, Georgia, on Thursday, June 10, 1999, at 10:00 a.m., local time, or at any adjournments thereof (the "Annual Meeting"), upon the proposals described in the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated May 10, 1999, the receipt of which is acknowledged, in the manner specified below.


  THIS PROXY IS SOLICITED ON BEHALF OF CYTRX CORPORATION'S BOARD OF DIRECTORS
          AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


[ X ] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE

1.   ELECTION OF DIRECTORS.

           FOR [ ]        WITHHOLD AUTHORITY [ ]

           NOMINEES: Raymond C. Carnahan, Jr., Herbert H. McDade, Jr.


     To withhold authority for the nominee, write the name of the nominee in the space provided:


     On the proposal to elect the following nominees for Class II directors to serve until the 2002 Annual Meeting of Stockholders of the Company and until their successors are elected and qualified.


2. SELECTION OF AUDITORS. On the proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999:


           FOR [ ]         AGAINST [ ]         ABSTAIN [ ]

3. OTHER PROPOSALS. In their sole discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof of which the Company did not have notice on or before March 27, 1999.

           FOR [ ]        WITHHOLD AUTHORITY [ ]

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.


SIGNATURE(S) _____________________________________________DATED:__________, 1999

NOTE: Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.